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     SUPPLEMENT NO. 1 TO CREDIT AGREEMENT


     This Supplement No. 1 to Credit Agreement ("Supplement No. 1") is entered into by and among SCHULER HOMES, INC., a Delaware corporation (the "Company") the banks party to this Supplement No. 1 (collectively referred to as the "Banks", and individually referred to as a "Bank"), and FIRST HAWAIIAN BANK, a Hawaii corporation, as agent for the Banks (the "Agent"), and shall be effective as of January 8, 1997 (the "Effective Date").

     This Supplement No. 1 modifies, during the "Waiver Period" defined below, certain of the provisions and agreements contained in that certain Credit Agreement dated as of March 29, 1996 (the "Credit Agreement") executed by the Company, the Agent and the Banks, relating to the establishment of a revolving credit facility in the amount of U.S. $110,000,000.00, made available to the Company by the Banks. All capitalized terms used herein, unless specifically defined herein, shall have the same meanings such terms have in the Credit Agreement.

     In consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

     1. As used in this Supplement No. 1, the period between the Effective Date to (and including) March 31, 1997, shall be called the "Waiver Period".

     2. During the Waiver Period, the Company shall have the right, within the limits of the Aggregate Commitment, to use the proceeds of Advances, in an amount not to exceed $40,000,000.00 in the aggregate (hereinafter called the "MHI Sublimit"), for the acquisition of 100% of the stock of Melody Homes, Inc., a Delaware corporation, and of Melody Mortgage Co., a Colorado corporation; for transaction and other miscellaneous costs associated with such acquisition; and for the refinancing of certain loans and off-balance sheet land option arrangements incurred by Melody Homes, Inc., all as more particularly set forth in Exhibit "1" attached hereto and made a part hereof.

     3. On or before the Effective Date, the Company shall pay to the Agent (to be shared by the Banks in accordance with their respective Commitment Percentages) an "MHI Sublimit Fee" in the amount of $140,000.00. The payment of the MHI Sublimit Fee shall not reduce or be considered a credit toward any Origination Fees, Commitment Fees, Letter of Credit Fees, Agency Fees, or Unused Facility Fees otherwise payable by the Company under the Credit Agreement (except to the extent that the funding of an Advance under the MHI Sublimit reduces the "unused" portion of any Bank's Revolving Commitment).

     4. During the Waiver Period, the requirements of Section 6.07 of the Credit Agreement shall be suspended; instead, during the Waiver Period, the Company shall be required to maintain the Consolidated Tangible Net Worth of the Company and its Subsidiaries, determined in the same manner as provided in the Credit Agreement and measured as at March 31, 1997, at a level equal to or greater than $140,000,000.00.

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     5.    During the Waiver Period, the requirements of Section 7.04 of the
Credit Agreement shall be suspended; instead, during the Waiver Period, the Company shall not allow the Fixed Charge Coverage Ratio, determined in the same manner as provided in the Credit Agreement and measured as of December 31, 1996, and March 31, 1997, on a rolling four (4) Quarters basis, to be less than .90 to 1.

     6. During the Waiver Period, the requirements of Section 7.05 of the Credit Agreement shall be suspended; instead, on the Effective Date, the Company shall be permitted to repay or permit Melody Homes, Inc., to repay the indebtedness listed on Exhibit "1" attached hereto, but the Company shall not repay or permit any of its Subsidiaries to repay any other Subordinated Debt during the Waiver Period.

     7. During the Waiver Period, the requirements of Section 7.06 of the Credit Agreement shall be suspended; instead, during the Waiver Period, the Company shall be permitted to allow Melody Homes, Inc., to retain its existing indebtedness with Bank One, Arizona, N.A., a national banking association ("Bank One"), and to incur additional indebtedness from Bank One under the "Bank One Facility" (as defined in Paragraph 22 hereof) on projects already approved by Bank One as of the date hereof, but not to obtain any financing for new projects under the Bank One Facility, without the consent of the Majority Banks (provided that the Majority Banks shall use their best efforts to grant or deny such consent within the time-frame used by Bank One to grant or deny such consent under the Bank One Facility), or to incur any additional indebtedness, except as provided in this paragraph or in the Negative Pledge Agreement described in subparagraph 11(a) below.

     8. During the Waiver Period, the requirements of Section 7.07 of the Credit Agreement shall be suspended; instead, during the Waiver Period, the Company shall be permitted, in addition to the investments and acquisitions allowed under Section 7.07, to acquire 100% of the stock of Melody Homes, Inc., and Melody Mortgage Co., as described in, and for the amounts set forth in, Paragraph 2 above.

     9. During the Waiver Period, the requirements of Section 7.09 of the Credit Agreement shall be suspended; instead, during the Waiver Period, the Company shall be permitted to allow Melody Homes, Inc., to retain its existing indebtedness with Bank One and to incur additional indebtedness from Bank One under the Bank One Facility on projects already approved by Bank One as of the date hereof, but not to obtain any financing for new projects under the Bank One Facility, without the consent of the Majority Banks (provided that the Majority Banks shall use their best efforts to grant or deny such consent within the time-frame used by Bank One to grant or deny such consent under the Bank One Facility), or to incur any additional indebtedness, except as provided in this paragraph or in the Negative Pledge Agreement described in subparagraph 11(a) below.

     10. On March 31, 1997, the Company shall repay all amounts advanced under the MHI Sublimit, or enter into an amendment to and restatement of the Credit Agreement, in form and substance satisfactory to the Banks.

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     11.    On or before the first business day after the Effective Date, the
Agent shall have received the following documents:

          (a) a Negative Pledge Agreement, in form and substance satisfactory to the Banks, executed by Melody Homes, Inc., and Melody Mortgage Co., containing the agreement by Melody Homes, Inc., and Melody Mortgage Co., not to incur any additional indebtedness, or encumber any of its assets, after the Effective Date, without the consent of the Majority Banks, except as otherwise provided therein;

          (b) a Negative Pledge Agreement, in form and substance satisfactory to the Banks, executed by the Company, containing the agreement by the Company not to sell, assign, pledge, encumber, hypothecate or otherwise dispose of, any stock in Melody Homes, Inc., or Melody Mortgage Co., without the consent of the Majority Banks;

          (c) a Security Agreement, in form and substance satisfactory to the Banks, executed by Melody Homes, Inc., and Melody Mortgage Co., granting a security interest in all of the assets of Melody Homes, Inc. and Melody Mortgage Co. (which security interest shall be subordinate to existing liens granted by Melody Homes, Inc. and/or Melody Mortgage Co. in favor of Bank One), securing not more than $14,000,000.00 of indebtedness owed by the Company to the Banks under the Credit Agreement (said $14,000,000.00 being less than the net worth of Melody Homes, Inc., as at September 30, 1996, excluding inter-company assets and liabilities), which security interest shall remain in effect until all amounts due under the Credit Agreement are paid in full;

          (d) a UCC-1 Financing Statement, in form and substance satisfactory to the Banks, executed by Melody Homes, Inc., and Melody Mortgage Co., perfecting the security interest granted by the Security Agreement described in subparagraph 11(c) above, to be filed in the appropriate recording office in the State of Colorado;

          (e) properly certified resolutions of the Board of Directors of the Company (i) duly authorizing the execution and delivery of this Supplement No. 1, the Negative Pledge Agreement referred to in subparagraph 11(b) of this Supplement No. 1, and the other documents contemplated hereby, by the Company, and the performance by the Company of all of the agreements and obligations contained herein, and (ii) containing the verification of the names and signatures of the officers of the Company authorized to execute this Supplement No. 1 and the other documents contemplated hereby;

          (f) properly certified resolutions of the Board of Directors of Melody Homes, Inc., and of Melody Mortgage Co., (i) duly authorizing the execution and delivery of the Negative Pledge Agreement, the Security Agreement and the UCC-1 Financing Statement referred to in subparagraphs 11(a), (c) and
(d) above, and the other documents contemplated hereby by Melody Homes, Inc., and Melody Mortgage Co., and the performance by Melody Homes Inc., and Melody Mortgage Co., of all of the

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agreements and obligations contained therein, and (ii) containing the verification of the names and signatures of the officers of Melody Homes, Inc., and Melody Mortgage Co., authorized to execute such documents;

          (g) an opinion from counsel to the Company stating that after the execution and delivery of this Supplement No. 1 and the Negative Pledge Agreement referred to in subparagraph 11(b) of this Supplement No. 1, by the Company, the Credit Agreement and the Loan Documents will continue to be enforceable in accordance with their terms and will continue to constitute the valid and legally binding obligations of the Company; and

          (h) an opinion from counsel to Melody Homes, Inc., and Melody Mortgage Co., stating that the Negative Pledge Agreement, the Security Agreement and the UCC-1 Financing Statement referred to in subparagraphs 11(a), (c) and
(d) of this Supplement No. 1 will be enforceable in accordance with their terms and will constitute the valid and legally binding obligations of Melody Homes, Inc., and Melody Mortgage Co.; provided, however, that if such opinion is not available on the Effective Date, the Company shall provide such an opinion to the Agent, in form and substance satisfactory to the Banks, no later than January 13, 1997, and the failure to do so shall constitute an Event of Default under the Credit Agreement.

     12. The Company hereby repeats, reaffirms and incorporates herein by reference all of the representations and warranties contained in Article V of the Credit Agreement.

     13. The Credit Agreement and the other Loan Documents are hereby amended to conform with this Supplement No. 1, but in all other respects such provisions are to be and continue in full force and effect. Without limiting the generality of the foregoing, it is understood and agreed that any Advance made under the MHI Sublimit will be subject to all other terms and provisions of the Credit Agreement, including without limitation, Borrowing Base limitations, Leverage Ratio determinations to calculate Conforming or Nonconforming Prime Rate Advances and Conforming or Nonconforming LIBO Rate Advances, and procedures for Borrowing.

     14. As of the date hereof, the Company has no claims, defenses or offsets against the Agent or the Banks, or against the Company's obligations under the Loan Documents, whether in connection with the negotiations for or closing of the credit facility described in the Credit Agreement, of this Supplement No. 1, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released.

     15. This Supplement No. 1 incorporates all of the agreements between the parties relating to the modification of the terms of the Credit Agreement relative to the acquisition of Melody Homes, Inc., and Melody Mortgage Co., and supersedes all other prior or concurrent oral or written letters, agreements or understandings relating thereto.

     16. This Supplement No. 1 is executed and delivered, and shall be construed

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and enforced, in accordance with and governed by the laws of the State of
Hawaii. If any provision of this Supplement No. 1 is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Supplement No. 1 shall remain unaffected.

     17. The Company hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Agent from commencing any such action or proceeding in any other court having jurisdiction.

     18. This Supplement No. 1 may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this instrument, it shall not be necessary to produce or account for more than one such counterpart.

     19. The Company shall pay all out-of-pocket expenses incurred and paid by the Agent to third parties in connection with the negotiations for and documentation of this Supplement No. 1 and the satisfaction of the conditions thereof, including, but not limited to, fees and charges for property inspection costs, recording fees, taxes, appraisal fees, fees and expenses of legal counsel for the Agent, and any other out-of-pocket costs incurred and paid by the Agent to third parties in connection with any of the matters described herein.

     20. This Supplement No. 1 shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Company shall not assign this Supplement No. 1 or any of the rights, duties or obligations of Company hereunder without the prior written consent of the Agent and each Bank.

     22. The occurrence and continuation of an Event of Default, as defined in that certain Amended and Restated Loan Agreement dated November 25, 1996, as amended by Modification Agreement dated January 7, 1997, between Melody Homes, Inc., and Bank One, and as the same may be further amended or modified (the "Bank One Facility"), relating solely and exclusively to the breach or non-compliance by Melody Homes, Inc., under the financial covenants set forth in Sections 10.21 and 10.24 of the Bank One Facility, shall, unless such breach or non-compliance is waived by Bank One, constitute a default under the Credit Agreement. A true and correct copy of the Amended and Restated Loan Agreement dated November 25, 1996, and all amendments thereto is attached hereto as Exhibit "A".

     IN WITNESS WHEREOF, the parties hereto have executed this Supplement No. 1 the day and year first above written.

                              SCHULER HOMES, INC.


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                              By /s/ James K. Schuler
                                 ------------------------------------------
                                 Name: James K. Schuler
                                 Title: President


                              FIRST HAWAIIAN BANK, as Agent



                              By /s/ Koren K. Kubota
                                 ------------------------------------------
                                 Name: Koren K. Kubota
                                 Title: Senior Vice President


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                              FIRST HAWAIIAN BANK, as a Bank



                              By /s/ Koren K. Kubota
                                 ------------------------------------------
                                 Name: Koren K. Kubota
                                 Title: Senior Vice President


                              BANK OF AMERICA NT&SA



                              By /s/ Robert S. Dowling
                                 ------------------------------------------
                                 Name: Robert S. Dowling
                                 Title: Vice President


                              NBD BANK



                              By /s/ Timothy P. O'Neil
                                 ------------------------------------------
                                 Name: Timothy P. O'Neil
                                 Title: Authorized Agent


                              BANK OF BOSTON


                              By /s/ Nicholas Whiting
                                 ------------------------------------------
                                 Name: Nicholas Whiting
                                 Title: Vice President


                              BANK OF HAWAII


                              By /s/ Joyce Y. Sakai
                                 ------------------------------------------
                                 Name: Joyce Y. Sakai
                                 Title: Vice President